Exhibit 31.1

CERTIFICATION OF FINANCIAL REPORTS

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Maurice S. Nelson, Jr., certify that:

1. I have reviewed this annual report on Form 10-K of EARLE M. JORGENSEN COMPANY (“EMJ”);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of EMJ as of, and for, the periods presented in this annual report;

4. EMJ’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15(e)) for registrant and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensures that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of EMJ’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) disclosed in this report any changes in EMJ’s internal control over financial reporting that occurred during EMJ’s most recent fiscal quarter (EMJ’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, EMJ’s internal control over financial reporting; and

5. EMJ’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to EMJ’s auditors and the audit committee of EMJ’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect EMJ’s ability to record, process, summarize and report financial data and have identified for EMJ’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in EMJ’s internal control over financial reporting.

Date: June 28, 2005

/s/ MAURICE S. NELSON, JR.
Maurice S. Nelson, Jr.
President, Chief Executive Officer and Chief Operating Officer